UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Republic Bancorp Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
OF REPUBLIC BANCORP, INC.

April 15, 2004

To our shareholders:

You are cordially invited to attend this year’s annual meeting of shareholders of Republic Bancorp, Inc.  The following are details for the meeting:

Date:	April 15, 2004

Time:	10:00 a.m., EDT

Place:	3202 Shelbyville Road Shelbyville, Kentucky 40065

Items on the agenda:

1. To elect nine directors; and,
2. To transact such other business as may properly come before the meeting.

Record date: The close of business on February 6, 2004 is the record date for determining the shareholders entitled to notice of, and to vote at, the annual meeting.

Whether or not you plan to attend the meeting, please sign, date and promptly return the enclosed proxy.  If for any reason you desire to revoke your proxy, you may do so at any time before the voting as described in the accompanying proxy statement.

Very truly yours,

/s/ Steven E. Trager
Steven E. Trager
President and Chief Executive Officer

Approximate date of mailing to shareholders: March 23, 2004

REPUBLIC BANCORP, INC.

601 West Market Street
Louisville, Kentucky  40202

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Republic Bancorp, Inc.  The proxies will be voted at the annual meeting of shareholders of Republic Bancorp on April 15, 2004, and at any adjournments of the meeting.

This proxy statement and the enclosed proxy are first being sent to shareholders on or about March 23, 2004.  As used in this proxy statement, the terms “we,” “our,” “Republic Bancorp,” “Republic” and the “Company” refer to Republic Bancorp, Inc., a Kentucky corporation.

VOTING

Record date.  You are entitled to notice of and to vote at the annual meeting if you held of record shares of our Class A Common Stock or Class B Common Stock at the close of business on February 6, 2004.  On that date, 15,252,963 shares of Class A Common Stock and 1,957,108 shares of Class B Common Stock were issued and outstanding for purposes of the annual meeting.

Voting rights.  Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to 10 votes.  Based on the number of shares outstanding on the record date, the shares of Class A Common Stock are entitled to an aggregate of 15,252,963 votes, and the shares of Class B Common Stock are entitled to an aggregate of 19,571,080 votes at the annual meeting.

Voting by proxy.  If a proxy on the accompanying form is properly executed, returned to Republic Bancorp and not revoked, the shares represented by the proxy will be voted in accordance with the instructions set forth on the proxy.  If no instructions are given, the shares represented will be voted for the director nominees named in this proxy statement. The Board of Directors at present know of no other business to be brought before the annual meeting. However, persons named in the enclosed proxy, or their substitutes, will have discretionary authority to vote on any other business which may properly come before the annual meeting and any adjournment thereof and will vote the proxies in accordance with recommendations of the Board of Directors.

You may attend the annual meeting even though you have executed a proxy.  You may revoke your proxy at any time before it is voted by delivering written notice of revocation to the Secretary of Republic Bancorp or by delivering a later dated proxy or by voting in person at the annual meeting.

Quorum and voting requirements and counting votes.  The presence in person or by proxy of the holders of a majority in voting power of the combined voting power of the Class A Common Stock and the Class B Common Stock will constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes will be counted as being present or represented at the annual meeting for the purpose of establishing a quorum.  A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

The affirmative vote of a plurality of the votes duly cast is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected).   Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate.

SHARE OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of the outstanding shares of Republic Bancorp as of February 6, 2004, based on information available to the Board of Directors.  The Class B Common Stock is convertible into Class A Common Stock on a share-for-share basis.  In the following table, information in the column headed “Class A Common” does not reflect the shares of Class A Common Stock issuable upon conversion of the Class B Common Stock.  Information is included for:

(1)                                  persons who own more than 5% of the Class A Common Stock or the Class B Common Stock outstanding;

(2)                                  directors placed in nomination;

(3)                                  the chief executive officer and the other five executive officers of Republic Bancorp who received the highest total salary and bonus during 2003 (the “named executive officers”); and,

(4)                                  the named executive officers and directors of Republic Bancorp as a group.

Except as otherwise noted, Republic Bancorp believes that each person named below has the sole power to vote and dispose of all shares shown as owned by such person.  Please note that the table provides information about the number of shares beneficially owned, as opposed to the voting power of those shares.

Executive officers, directors and director nominees as a group (12 persons) hold 69% of the combined voting power of the Class A and Class B Common Stock which represents 55% of the total number of Class A and Class B Common Stock outstanding as of February 6, 2004 as detailed below:

	Class A Common				Class B Common				Class A and Class B Common Combined
Name	Shares		Percent		Shares		Percent		Shares	Percent

Five Percent Shareholders:

Bernard M. Trager 601 West Market Street Louisville, Kentucky 40202	7,245,249	(1)	47.5%		1,560,508	(2)	79.7%		8,805,757	51.2%

Steven E. Trager 601 West Market Street Louisville, Kentucky 40202	6,912,067	(3)	45.3		913,328	(4)	46.7		7,825,395	45.5

A. Scott Trager 601 West Market Street Louisville, Kentucky 40202	6,676,463	(5)	43.8		926,950	(6)	47.4		7,603,413	44.2

Sheldon Gilman, Trustee for the grandchildren of Bernard M. Trager 400 West Market Street Suite 2200 Louisville, Kentucky 40202	6,563,036	(7)	43.0		898,328	(8)	45.9		7,461,364	43.3

Teebank Family Limited Partnership 7413 Cedar Bluff Court Prospect, Kentucky 40059	5,903,612	(9)	38.7		763,984	(9)	39.0		6,667,596	38.7

Jaytee Properties Limited Partnership 7413 Cedar Bluff Court Prospect, Kentucky 40059	617,084	(9)	4.0		134,344	(9)	6.9		751,428	4.4

Directors, Nominees and Named Executive Officers:

Charles E. Anderson	57,490	(10)		*	0			*	57,490		*
J. Michael Brown	0			*	0			*	0		*
Bill Petter	301,361	(11)	2.0		2,000	(12)		*	303,361	1.8
Sandra Metts Snowden	16,844			*	0			*	16,844		*
R. Wayne Stratton	13,900	(13)		*	1,700	(14)		*	15,600		*
Samuel G. Swope**	40,250	(15)		*	5,694			*	45,944		*
Susan Stout Tamme	4,700			*	0			*	4,700		*
Bernard M. Trager	7,245,249	(1)	47.5		1,560,508	(2)	79.7		8,805,757	51.2
Steven E. Trager	6,912,067	(3)	45.3		913,328	(4)	46.7		7,825,395	45.5
A. Scott Trager	6,676,463	(5)	43.8		926,950	(6)	47.4		7,603,413	44.2
Kevin Sipes	13,951	(16)		*	200			*	14,151		*
David Vest	45,871	(17)		*	1,855	(18)		*	47,726		*

Executive Officers and Director Nominees as a group (12 persons)	7,844,253		51.4%		1,615,579		82.6%		9,459,832	55.0%

* Less than 1.0%

** Director through April 9, 2003

(1)                                  Includes 5,903,612 shares held of record by Teebank Family Limited Partnership (“Teebank”) and 617,084 shares held of record by Jaytee Properties Limited Partnership (“Jaytee”).  Bernard M. Trager and Steven E. Trager are co-general partners of Teebank and Jaytee.  Bernard M. Trager and Jean Trager, his wife, are limited partners of both Teebank and Jaytee.  Also includes 177,327 unallocated shares held of record by Republic Bancorp’s Employee Stock Ownership Plan (“ESOP”), of which Bernard M. Trager is a member of the Administrative Committee.  Bernard M. Trager shares voting power over the shares held of record by the ESOP with Bill Petter and Steven E. Trager.  Also includes 130,189 shares held of record by Trager Family Foundation, a charitable foundation organized under Section 501(c)(3) of the Internal Revenue Code of which Bernard M. Trager is a director.  Bernard M. Trager shares voting and investment power over these shares with Jean Trager, Steven E. Trager, and Shelley Trager Kusman. Also includes 1,347 shares allocated to Bernard M. Trager under the ESOP and 6,494 shares held in a 401(k) plan.

(2)                                  Includes 763,984 shares held of record by Teebank and 134,344 shares held of record by Jaytee. Bernard M. Trager and Steven E. Trager are co-general partners of Teebank and Jaytee.  Bernard M. Trager and Jean Trager, his wife, are limited partners of both Teebank and Jaytee.  Also includes 117,454 shares owned by Jean Trager.

(3)                                  Includes 5,903,612 shares held of record by Teebank and 617,084 shares held of record by Jaytee. Steven E. Trager and Bernard M. Trager are co-general partners of Teebank and Jaytee.  Trusts for the benefit of, among others, Steven E. Trager, his wife and his two minor children, are limited partners of both Teebank and Jaytee.  Includes 6,153 shares held by Steven E. Trager’s wife.   Also includes 177,327 unallocated shares held of record by the ESOP, of which Steven E. Trager is a member of the Administrative and Investment Committees.  As a member of the Administrative Committee, Steven E. Trager shares voting power over these shares with Bernard M. Trager and Bill Petter, and, as a member of the Investment Committee, Steven E. Trager shares investment power over these shares with Michael Ricketts and Bill Petter.  Includes 130,189 shares held of record by Trager Family Foundation, a charitable foundation organized pursuant to Section 501(c)(3) of the Internal Revenue Code.  Steven E. Trager shares voting and investment power over these shares with Jean Trager, Bernard M. Trager, and Shelley Trager Kusman.  Also includes 1,470 shares allocated to Steven E. Trager under the ESOP and 6,232 shares held in a 401(k) plan.  Includes 5,000 shares of Class A Common Stock subject to currently exercisable options.

(4)                                  Includes 763,984 shares held of record by Teebank and 134,344 shares held of record by Jaytee. Steven E. Trager and Bernard M. Trager are co-general partners of Teebank and Jaytee.  Trusts for the benefit of, among others, Steven E. Trager, his wife and his two minor children are limited partners of both Teebank and Jaytee.  Also includes 1,000 shares held in a 401(k) plan.

(5)                                  Includes 5,903,612 shares held of record by Teebank and 617,084 shares held of record by Jaytee. A. Scott Trager is a limited partner of both Teebank and Jaytee.  Includes 16,906 shares held of record by a family trust of which A. Scott Trager is a co-trustee and a beneficiary.  Also includes 1,470 shares allocated to A. Scott Trager under the ESOP and 21,164 shares held in a 401(k) plan.

(6)                                  Includes 763,984 shares held of record by Teebank and 134,344 shares held of record by Jaytee. A. Scott Trager is a limited partner of both Teebank and Jaytee.  Includes 3,380 shares held of record by a family trust of which A. Scott Trager is a co-trustee and a beneficiary.  Also includes 980 shares held in a 401(k) plan.

(7)                                  Includes 5,903,612 shares held of record by Teebank and 617,084 shares held of record by Jaytee. Sheldon Gilman is a limited partner of both Teebank and Jaytee, as trustee for the grandchildren of Bernard M. Trager.  Also includes 32,340 shares owned by Sheldon Gilman’s wife.

(8)                                  Includes 763,984 shares held of record by Teebank and 134,344 shares held of record by Jaytee.  Sheldon Gilman is a limited partner of both Teebank and Jaytee, as trustee for the grandchildren of Bernard M. Trager.

(9)                                  Teebank and Jaytee are limited partnerships of which Bernard M. Trager and Steven E. Trager are both general and limited partners and A. Scott Trager and Sheldon Gilman, as trustee for the grandchildren of Bernard M. Trager, are limited partners.  The following table provides information about the units of Teebank and Jaytee owned by directors and officers of Republic Bancorp.  The number of units owned by the partners of Teebank and Jaytee are identical in each partnership.

Name	Number of Units		Percent of Units Outstanding

Bernard M. Trager	1,046,286	(a)	52.3%
Steven E. Trager	370,078	(b)	18.5
A. Scott Trager	5,101			*
Sheldon Gilman, as trustee	372,210		18.6

*less than 1.0%

a)                   Includes 543,143 units held by Bernard M. Trager’s wife, Jean Trager.

b)                  Includes 283,454 units held in a revocable trust and 86,624 shares held in an irrevocable trust for the benefit of, among others, Steven E. Trager, his wife and his minor children.

(10)                            Includes 7,500 shares held jointly with his wife, over which Charles Anderson shares investment and voting power.

(11)                            Includes 177,327 unallocated shares held of record by the ESOP, of which Bill Petter is a member of the Administrative and Investment Committees.  As a member of the Administrative Committee, Bill Petter shares voting power over these shares with Bernard M. Trager and Steven E. Trager, and, as a member of the Investment Committee, Bill Petter shares investment power over these shares with Michael Ricketts and Steven E. Trager. Also includes 1,470 shares allocated to Bill Petter under the ESOP and 11,672 shares held in a 401(k) plan.

(12)                            Includes 2,000 shares held in a 401(k) plan.

(13)                            Includes 4,500 shares held jointly with his wife and 9,400 shares held by his wife.  Wayne Stratton shares investment and voting power over these shares.

(14)                            Includes 700 shares held jointly with his wife and 1,000 shares held by his wife.  Wayne Stratton shares investment and voting power over these shares.

(15)                            Includes 5,000 shares held of record by Swope Enterprises, Inc., L.P., a Kentucky limited liability partnership in which Samuel G. Swope is a limited partner.

(16)                            Includes 1,126 shares allocated to Kevin Sipes under the ESOP.

(17)                            Includes 700 shares held by David Vest’s minor child.  Also includes 1,470 shares allocated to David Vest under the ESOP and 8,075 shares held in a 401(k) plan.

(18)                            Includes 1,715 shares held in a 401(k) plan.

PROPOSAL 1: ELECTION OF DIRECTORS

Republic Bancorp’s Board of Directors is comprised of one class of directors, elected annually.  Each director serves a term of one year or until his or her successor is duly elected or qualified.  Republic Bancorp’s Bylaws provide for not less than five nor more than fifteen directors. The number of directors is currently set at nine.

In accordance with our Bylaws, the Board of Directors has fixed the number of directors to be elected at the annual meeting at nine.  The Board of Directors has nominated for election as directors Bernard M. Trager, Steven E. Trager, A. Scott Trager, Bill Petter, R. Wayne Stratton, J. Michael Brown, Susan Stout Tamme, Charles E. Anderson and Sandra Metts Snowden.  Each of the nominees is a current member of the Board of Directors.  J. Michael Brown was appointed to fill the vacancy created by the resignation of Larry M. Hayes on May 15, 2003.  Mr. Hayes tendered his resignation to pursue a local governmental position.  Larry M. Hayes had no disagreement with the Company.  Directors Bernard M. Trager, Steven E. Trager, A. Scott Trager and Bill Petter also serve as directors of Republic Bank & Trust Company and Republic Bank & Trust Company of Indiana (collectively, the “Bank”).  Independent director nominees J. Michael Brown, Sandra Metts Snowden, R. Wayne Stratton, Charles E. Anderson, and Susan Stout Tamme comprise a majority of the Board of Directors and qualify as independent directors as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers (“NASD”) listing standards.  While the Company is a “controlled company” as defined under the Nasdaq rules and thus is entitled to an exemption from the majority independence rule, the Company has not elected this exemption for its 2004 election of directors, but reserves the right to claim this exemption in the future.

Neither the Nominating Committee nor the Board of Directors has reason to believe that any nominee for director will not be available for election. However, if any of the nominees should become unavailable for election, and unless authority is withheld, the holders of the proxies solicited hereby will vote for such other individual(s) as the Nominating Committee may recommend.

The following table gives the indicated information for each nominee and incumbent director and for the other executive officers who are listed in the compensation tables which follow but who are not nominees or incumbent directors:

Name and Principal Occupation for Past Five Years	Age	Director Since

Director Nominees:

Bernard M. Trager, serves as Chairman of Republic. Prior to 1998, he also served as CEO of Republic and as Chairman of Republic Bank & Trust Company, Republic Bancorp’s principal banking subsidiary.	75	1974

Steven E. Trager, began serving as President and CEO of Republic and Chairman and CEO of Republic Bank & Trust Company in 1998 and as Chairman and CEO of Republic Bank & Trust Company of Indiana in May 2001. From 1994 to 1997 he served as Vice Chairman and from 1994 to 1998 as Secretary of Republic.	43	1988

A. Scott Trager, has served as Vice Chairman of Republic since 1994 and has served as President of Republic Bank & Trust Company since 1984. He also began serving as President of Republic Bank & Trust Company of Indiana in May 2001.	51	1990

Bill Petter, began serving as Vice Chairman and COO of Republic during 1997. From 1995 to 1997 he served as Vice Chairman and CFO. He has served as EVP of Republic Bank & Trust Company since 1993 and served as CFO of Republic Bank & Trust Company from 1993 to 1997. He also began serving as EVP and COO of Republic Bank & Trust Company of Indiana in May 2001.	54	1995

R. Wayne Stratton, is a member in the CPA firm Jones, Nale & Mattingly PLC.	56	1995

J. Michael Brown is a member in the law firm of Stites & Harbison, PLLC. He began serving as director upon the resignation of Larry M. Hayes in 2003. He was also a partner with the law firm of Wyatt, Tarrant and Combs, LLP prior to December 2003.	54	2003

Sandra Metts Snowden, is President of Metts Company, Inc., d/b/a Realty World, Sandy Metts & Associates, a real estate sales, management, brokerage and development firm.	58	1999

Charles E. Anderson, is Chairman and part owner of Anderson Insurance and Financial Services, Inc. d/b/a The Anderson Group, Owensboro, Kentucky, which provides insurance and financial services.	66	1999

Susan Stout Tamme, is President & CEO of Baptist Hospital East in Louisville, Kentucky.	53	2003

Non-Director Executive Officers:

Kevin Sipes, has served as EVP and Treasurer of Republic Bancorp and Republic Bank & Trust Company since January 2002 and CFO of Republic Bancorp and Republic Bank & Trust Company since October 2000 and Republic Bank & Trust Company of Indiana since May 2001. He began serving as CAO and Controller of Republic Bancorp in 2000. He joined Republic Bank & Trust Company in 1995 as an AVP of Finance.	32	N/A

David Vest, has served as EVP, CLO and Chief Deposit Officer of Republic Bank & Trust Company since 1994, and of Republic Bancorp and Republic Bank & Trust Company of Indiana since January 2004. He has been an employee of the Company in various capacities since 1979.	44	N/A

None of the directors placed in nomination hold any directorships in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

Republic Bancorp’s directors were elected at the most recent annual meeting of shareholders held on April 10, 2003, to a one year term.  J. Michael Brown was appointed by the Board of Directors to fill the vacancy created by the resignation of Larry M. Hayes on May 15, 2003. The Company’s executive officers are selected by the Board of Directors and hold office at the discretion of the Board of Directors.

Bernard M. Trager, Steven E. Trager and A. Scott Trager are relatives.  Bernard M. Trager is the father of Steven E. Trager and Shelley Trager Kusman, and the uncle of A. Scott Trager; Steven E. Trager and A. Scott Trager are cousins.

The Board of Directors and its Committees

Republic Bancorp’s Board of Directors has three standing committees: the Audit Committee, the Nominating Committee and the Compensation/Human Resources Committee.

The Audit Committee, which is currently composed of Sandra Metts Snowden, R. Wayne Stratton and Susan Stout Tamme, held eight meetings during 2003.  Each of the members of the Audit Committee is independent (as independence is defined in Rule 4200(a)(15) of the NASD listing standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.

Republic Bancorp’s Board of Directors has adopted a written charter for the Audit Committee, which sets out the functions and responsibilities of the Audit Committee.  A copy of the written charter of the Audit Committee is attached as an appendix to this proxy statement.  As described in the charter, the Audit Committee, among other things, is directly responsible for the selection, oversight and compensation of independent public accountants. It is also responsible for the oversight of accounting and financial reporting processes of the Company, audits of the financial statements and pre-approval of any non-audit services of the independent public accountant. The Board of Directors has evaluated the credentials of and designated and appointed R. Wayne Stratton as Chairman of the Audit Committee and as the “audit committee financial expert” as required by Section 407 of the Sarbanes-Oxley Act of 2002.  The Board of Directors has determined that R. Wayne Stratton is independent as that term is defined in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934.  The Audit Committee is responsible for making recommendations to the Board of Directors with respect to the reviews and scope of audit arrangements; the independent public accountants’ suggestions for strengthening internal accounting controls; matters of concern to the Audit Committee, the independent public accountants, or management relating to Republic Bancorp’s financial statements or other results of the annual audit; the review of internal accounting procedures and controls with Republic Bancorp’s financial and accounting staff; the review of the activities and recommendations of Republic Bancorp’s internal auditor and compliance auditors; and the review of financial statements and other financial information published by

Republic Bancorp.  Auditors for the Company are required to report directly to the Audit Committee. The Audit Committee is required to pre-approve all audit and permitted non-audit services provided by its independent public accountant.

The Compensation/Human Resources Committee held one meeting during 2003.  It is currently composed of Sandra Metts Snowden, J. Michael Brown and Charles E. Anderson.  Each of the members of the Compensation/Human Resources Committee is independent (as independence is defined in Rule 4200(a)(15) of the NASD listing standards).  The Compensation/Human Resources Committee makes recommendations to the Board of Directors as to the amount and form of executive officer compensation. The Compensation/Human Resources Committee administers Republic Bancorp’s 1995 Stock Option Plan and is authorized to grant stock options in accordance with the terms of that plan without further approval.  The Committee has recommended and the Board of Directors has approved and adopted a Code of Conduct and Ethics that applies to all directors, officers and employees, including the principal executive and financial officers, the controller and the principal accounting officer.  The Code of Conduct and Ethics is available in its entirety on the Company’s website, www.republicbank.com.  The Company intends to post amendments to, or waivers from, its Code of Conduct and Ethics that apply to the principal executive and financial officers, the controller or the principal accounting officer on its website.  Please note, however, that the information contained on the website is not incorporated by reference in, or considered to be a part of, this document.

The Nominating Committee was initially formed in March 2004.  The Charter of the Nominating Committee is available in its entirety on the Company’s website, www.republicbank.com.  The Nominating Committee is currently composed of Sandra Metts Snowden, J. Michael Brown and Charles E. Anderson.  Each of the members of the Nominating Committee is independent (as independence is defined in Rule 4200(a)(15) of the NASD listing standards).  The Nominating Committee will submit nominees to be considered for election to the Board of Directors, without further required approval, beginning with the annual meeting of shareholders scheduled for 2005.  In 2004, the entire Board of Directors approved the nominees to be considered for election.  All nominees served as directors during 2003.

The Nominating Committee will consider candidates for director nominees at the 2005 Annual Meeting put forth by security holders.  Security holders should submit nominations, if any, to the Company’s Corporate Secretary, Michael A. Ringswald at 601 West Market Street, Louisville, Kentucky 40202.  The Nominating Committee will consider candidates that have a strong record of community leadership in Republic’s markets.  Candidates should possess a strong record of achievement in both business and civic endeavors, possess strong ethics, display leadership qualities including the ability to analyze and interpret both banking and other endeavors of an entrepreneurial nature and be able to attract new Company relationships.  They should have a record of academic performance.  Board diversity as a whole will be a consideration.  Recommendations of the “Trager Family Members” (generally defined to include Bernard M. Trager, Jean Trager and their descendants, and companies, partnerships or trusts in which they are majority owners or beneficiaries), as well as prior services and performance as a director, will be strongly considered.  The Company does not pay a third party fee to assist in identifying and evaluating nominees, but the Company does not preclude the potential for utilizing such services if needed as may be determined at the discretion of the Nominating Committee.  Prior to 2004 and for the 2004 Annual Meeting, the Company has not utilized a Nominating Committee, but in any event no candidate that was recommended in the preceding or prior years by a beneficial owner of more than five percent (5%) of the Company’s voting Common Stock was rejected.  The “Trager Family Members” recommended all director nominees approved by the Company’s Board of Directors for the 2004 Annual Meeting election of directors.

The Board of Directors held six meetings during 2003.  Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and the committees on which such director served, with the following exceptions: J. Michael Brown did not attend the Compensation Committee meeting in 2004 as he was traveling out of state, and Samuel G. Swope was a director of Republic through April 9, 2003, during which time he attended the January 2003 meeting but did not attend the March 2003 meeting.

All directors are requested to attend the Annual Meeting of Shareholders.  All Company directors of record attended the 2003 Annual Meeting of Shareholders.

Directors Compensation

Non-employee directors of Republic Bancorp and the Bank receive fees of $1,350 for each board meeting attended and fees within the range from $125 to $500 for each committee meeting attended.  In addition, Charles E. Anderson is compensated for travel expenses.  Total fees paid to directors of Republic Bancorp during 2003 for services as a director of Republic Bancorp and its banking subsidiaries were as follows:

Charles E. Anderson	$10,850	(1)
J. Michael Brown	4,050
Larry M. Hayes	4,050
Sandra Metts Snowden	9,725
R. Wayne Stratton	9,900
Samuel G. Swope	1,350
Susan Stout Tamme	4,950

(1) Includes reimbursement for travel expenses of $900.

See also the following discussion under the heading “CERTAIN OTHER RELATIONSHIPS AND RELATED TRANSACTIONS”.

There were no options issued to executive officers of directors of Republic during 2003.  As of February 6, 2004, the total dollar value of the 92,500 options issued during 2003 under the 1995 Stock Option Plan to non-executive employees as a group was $608,690.  The dollar value of the options is dependent on the difference between the exercise price and the fair market value of the underlying shares on the date of exercise (the “option spread”).  The dollar value of the options shown above represents the option spread as of February 6, 2004, based on the weighted-average exercise price of the options.

Equity Compensation Plan Information

The following table sets forth information about our Common Stock that may be issued upon exercise of options, warrants and rights under all of our equity compensation plans as of December 31, 2003.  There were no equity compensation plans for non-employee directors not approved by security holders at December 31, 2003.

	(a)		(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants And Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders (1)	1,331,500	(2)	$10.22	508,750	(3)

(1)                                  Issued under the 1995 Stock Option Plan.

(2)                                  Represents options issued for Class A Common Stock only.  Options for Class B Common Stock have been authorized but are not issued.

(3)                                  Includes 142,000 options authorized for Class B Common Stock.

CERTAIN INFORMATION AS TO MANAGEMENT

The following table contains information concerning the compensation received by Republic Bancorp’s Chief Executive Officer (“CEO”) and the other five most highly compensated executive officers of Republic Bancorp for the fiscal year ended December 31, 2003.

SUMMARY COMPENSATION TABLE

				Long Term Compensation Awards
Name & Principal Position	Annual Compensation			Securities Underlying Options (#)	All Other Compensation
	Year	Salary	Earned Bonus (1)

Bernard M. Trager	2003	$460,000	$240,000	—	$3,860	(2)(3)
Chairman and Director	2002	425,000	215,000	—	45,192
	2001	410,000	190,000	—	69,050

Steven E. Trager	2003	$260,000	$165,000	—	$29,243	(2)
President, CEO and	2002	240,000	125,000	20,000	26,545
Director	2001	225,000	100,000	5,000	19,514

A. Scott Trager	2003	$260,000	$150,000	—	$25,213	(2)
Vice Chairman and	2002	240,000	125,000	20,000	24,444
Director	2001	225,000	100,000	5,000	17,787

Bill Petter	2003	$260,000	$150,000	—	$23,878	(2)
Vice Chairman, EVP,	2002	240,000	125,000	20,000	23,656
COO and Director	2001	225,000	100,000	5,000	21,264

David Vest	2003	$185,000	$100,000	—	$27,872	(2)
EVP, CLO, and Chief	2002	170,000	97,500	20,000	26,983
Deposit Officer	2001	160,000	75,000	3,750	25,187

Kevin Sipes	2003	$150,000	$60,000	—	$24,517	(2)
EVP, CFO and CAO	2002	130,000	40,000	20,000	20,543
	2001	110,000	35,000	3,750	18,706

(1)          Represents incentive bonuses awarded after year-end for achievement of corporate, individual and organizational objectives in fiscal years 2003, 2002 and 2001.

(2)                Includes matching contributions to 401(k) Retirement Plan, ($7,500 for Bernard M. Trager, $7,500 for Steven E. Trager, $7,500 for A. Scott Trager, $7,500 for Bill Petter, $7,500 for David Vest and $7,485 for Kevin Sipes), amount paid for life, medical and disability insurance policies ($4,621 for Bernard M. Trager and $10,772 each for Steven E. Trager, A. Scott Trager and David Vest, $6,778 for Bill Petter, and $7,432 for Kevin Sipes) and, for membership in various organizations ($8,904 for Bernard M. Trager, $10,971 for Steven E. Trager and $6,941 for A. Scott Trager) and, for Bill Petter, David Vest and Kevin Sipes, an auto allowance of $9,600 each.

(3)          Total is reduced by $17,165 repaid by Bernard Trager to the Bank to reimburse a payment made by the Bank during 2002 on Bernard Trager’s split dollar life insurance policy.

OPTION/STOCK APPRECIATION RIGHT (SAR) GRANTS
IN LAST FISCAL YEAR

During 2003, there were no stock options or stock appreciation rights issued or granted to any of the Company’s executive officers.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION/SAR VALUES

Name and Class of Shares (1)	Shares Acquired on Exercise (#)	Value Realized ($)(2)	Number of Securities Underlying Unexercised Options at FY-End		Value of Unexercised In-the-Money Options at FY-End (3)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Bernard M. Trager Class A Common Stock	—	—	—	—	—	—
Steven E. Trager Class A Common Stock	—	—	5,000	30,000	$32,700	$253,950
A. Scott Trager Class A Common Stock	5,000	$32,500	—	60,000	—	684,950
Bill Petter Class A Common Stock	5,000	25,000	—	60,000	—	684,950
David Vest Class A Common Stock	3,750	14,775	—	51,500	—	578,903
Kevin Sipes Class A Common Stock	8,750	57,163	—	35,000	—	345,563

(1) No SARs were exercised by the named executive officers or held by them at year end.

(2) Market price at time of exercise less exercise price.

(3) Market value of underlying securities based on the stock price of $19.54 at December 31, 2003, less exercise price.

Employment Contracts and Termination,

Severance and Change of Control Arrangements

Republic Bank & Trust Company entered into a death benefit agreement with Bernard M. Trager which became effective September 10, 1996. This agreement provides for the payment of three years compensation to the estate of Bernard M. Trager in the event of death while a full-time employee of the bank.  The agreement terminates in the event of a change of control.

Republic Bancorp entered into officer compensation continuation agreements with each of Steven E. Trager, A. Scott Trager, Bill Petter and David Vest, which became effective January 12, 1995.  Republic Bancorp entered into an officer compensation continuation agreement with Kevin Sipes, which became effective June 15, 2001.  These agreements provide for the payment of the executive officer’s base salary and continuation of such executive officer’s other employment benefits for up to a period of two years if, following a change in control, the executive officer terminates his employment for “Good Reason” or his employment is terminated other than pursuant to death or for “Cause,” as defined in the agreements. In addition, any stock options or other similar rights will become immediately exercisable upon a change in control which results in termination. For purposes of these agreements, a change in control includes the acquisition by a person of beneficial ownership of securities representing greater voting power than held by the “Trager Family Members” (generally defined to include Bernard M. Trager, Jean Trager and their descendants, and companies, partnerships or trusts in which they are majority owners or beneficiaries) as a group or a reduction to less than 25% of the combined voting power of the stock held by the “Trager Family Members”.  These agreements, other than the agreement with Kevin Sipes, renewed on December 31, 2002 for two additional years.  The agreement for Kevin Sipes renews December 31, 2004 and will be automatically extended for two additional years unless Republic Bancorp gives notice that it elects not to extend.

PERFORMANCE GRAPH

The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) on Republic Bancorp’s Class A Common Stock as compared to the S&P 500 and the NASDAQ Bank Stocks Index.  The graph covers the period beginning December 31, 1998 and ending December 31, 2003.  The calculation of cumulative total return assumes an initial investment of $100 in Republic Bancorp’s Class A Common Stock and the S&P 500 and the NASDAQ Bank Stocks Index on December 31, 1998.  Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

	December 31, 1998	December 31, 1999	December 31, 2000	December 31, 2001	December 31, 2002	December 31, 2003
Republic Bancorp Class A Common Stock	100.00	67.18	49.45	109.89	93.36	171.11
NASDAQ Bank Stocks	100.00	96.13	109.65	118.73	121.39	156.28
S&P 500	100.00	121.12	110.35	97.33	75.74	97.51

AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report:

It is the responsibility of management to prepare the financial statements and the responsibility of Crowe Chizek and Company LLC, Republic Bancorp’s independent public accountants, to audit the financial statements in accordance with auditing standards generally accepted in the United States of America.  The Audit Committee has adopted a written charter and the functions and responsibilities of the Audit Committee are described in the charter of the Audit Committee.

In connection with its review of Republic Bancorp’s financial statements for 2003, the Audit Committee:

•                  has reviewed and discussed the audited financial statements with management;

•                  has discussed with the independent public accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380);

•                  has received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent public accountant the independent public accountant’s independence; and

•                  has approved the audit and non-audit services of the independent public accountant for 2003.

The Audit Committee also discussed with management and the independent public accountants the quality and adequacy of Republic Bancorp’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Committee reviewed with the independent public accountants their audit plans, audit scope and identification of audit risks. The Committee has procedures in place to receive and address complaints regarding accounting, internal control, or auditing and other Company issues.  No complaints were received in 2003.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included as presented in Republic Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2003.

Members of the Audit Committee:

Sandra Metts Snowden

R. Wayne Stratton, Chairman

Susan Stout Tamme

COMPENSATION COMMITTEE REPORT

Under rules established by the Securities and Exchange Commission (SEC), the Compensation Committee (“Committee”) is required to disclose: (1) the Committee’s compensation policies applicable to Republic Bancorp’s executive officers; (2) the relationship of executive compensation to corporate performance; and (3) the Committee’s basis for determining the compensation of Republic Bancorp’s Chief Executive Officer (“CEO”).  Pursuant to those requirements, the Committee has prepared this report for inclusion in the proxy statement.

The Committee is responsible for establishing the compensation of and compensation policies for the key executive officers of the Bank.  Republic Bancorp does not separately compensate its executive officers, all of whom serve as key executive officers of the Bank.  The Chairman of the Board and the Chief Executive Officer also play a significant role in determining compensation.  The compensation package, generally consisting of salary, bonus, stock options and other employee benefits, is intended to be competitive in the marketplace and to provide an incentive to meet and exceed individual and corporate performance goals.

The Committee has the responsibility of assuring that the compensation for the key executives is appropriate.  The Committee requires that there be a specific relationship between executive compensation and the performance of Republic Bancorp, but it also recognizes additional factors beyond financial performance such as salaries paid to peers, attainment of non-financial corporate objectives and other factors which act to contribute to shareholder value.  The achievement of both annual and long-term corporate objectives is considered, with the emphasis being placed on annual performance.  Consequently, at the beginning of each year, the Committee establishes salaries and potential bonuses for executive officers, including the Chairman of the Board and the CEO, based on their ability to achieve annual corporate and individual targets.  Recommendations of the Chairman and CEO are of major importance to the Committee’s deliberations.

The Committee is also responsible for the overall administration of the stock option program and other benefit programs.  Republic Bancorp’s stock option program provides for the granting of options to those employees that have demonstrated superior performance and who are deemed by the Committee to be important to Republic Bancorp’s future success.

As in prior years, performance appraisals were completed on each key executive except the Chairman.  The Chairman’s compensation is tied more closely to the profitability of Republic Bancorp than to any other performance factor.  The purpose of the performance appraisals for the remaining key executives is to provide, as objectively as possible, a documented method for reviewing their job performance, an appraisal of their potential to be assigned projects of enhanced responsibility and to provide a written development plan with specific goals and objectives that will promote further professional development while providing motivation for superior future performance.  Specific quantitative goals (financial goals) that were established for each key executive for the year may be tied to operating profits, growth in loans, deposits and fees, as well as expense control and reduction. General performance goals may include special projects related to Republic Bancorp’s strategic plan and initiatives, specific program performance, expansion opportunities, unique marketing opportunities, customer satisfaction, operational efficiencies, business referrals and community involvement.  The Committee also considers certain more subjective considerations of management effectiveness, maintenance of regulatory compliance standards and professional leadership.  The degree to which a key executive has attained his or her written goals and objectives is a factor in determining his or her compensation for the next fiscal year.

Republic Bancorp participates in various local and national compensation surveys for key executives.  These surveys are utilized only as a general guideline for comparison of the key executives’ level of compensation and are not a primary compensation factor in the Committee’s deliberations.  The Committee recognizes that compensation to key executives should be reasonably representative of that typically offered in Republic Bancorp’s market area in order to attract, motivate, reward and retain key executives.  The Committee’s philosophy is to provide compensation to key executives that is not only competitive with that of comparable institutions, but that also provides retention incentive for the highly skilled management necessary to ensure the long-term success of Republic.

Consistent with the executive compensation policy and components described above, the Committee determined the salary and bonus received by Steven E. Trager, the CEO, for services rendered in 2003.  Steven E. Trager’s salary, as increased in 2003, was not tied to specific performance criteria, but the Committee determined such salary to be appropriate based on the Company’s performance, Steven E. Trager’s personal performance, his attainment of corporate objectives and other factors referenced herein.

The Compensation Committee approved the key executive compensation packages and bonus potential for the year 2004 on January 15, 2004.  J. Michael Brown did not take part in the Committee’s deliberations due to a scheduling conflict.

Members of the Compensation Committee:

J. Michael Brown

Sandra Metts Snowden

Charles E. Anderson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Certain directors and executive officers, including certain members of the Compensation Committee and members of their immediate families and affiliates, were clients of and had transactions with Republic Bancorp and the Bank during 2003.   Transactions which involved loans or commitments by Republic were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features.

Republic Bancorp has a relationship with InsBanc, a 50%-owned subsidiary of The Anderson Group, pursuant to which Republic Bancorp’s subsidiary banks provide life, accident, health and long term care insurance referrals.  The agency provides supervision and training of independent insurance agents and shares a portion of the commission income with the Company for the insurance sold through that agency.  Charles E. Anderson, a director of Republic Bancorp and a member of the Compensation/Human Resources Committee, is Chairman and part owner of Anderson Insurance & Financial Services, Inc. The amount of commissions earned by Republic were $22,957 during 2003.

J. Michael Brown, who serves as a director of Republic Bank & Trust Company and Republic Bancorp and a member of the Compensation/Human Resources Committee, was a member of Wyatt, Tarrant & Combs, LLP for the majority of 2003, a law firm that provides legal services to Republic.  Fees paid by Republic Bank & Trust Company and Republic Bancorp to Wyatt, Tarrant & Combs, LLP totaled $73,042 and $10,524 in 2003.  J. Michael Brown recently became a partner in the Louisville law firm of Stites & Harbison, PLLC, also a law firm that provides legal services to Republic Bank & Trust Company.  Fees paid to Stites & Harbison, PLLC totaled $30,419 in 2003.

CERTAIN OTHER RELATIONSHIPS AND RELATED TRANSACTIONS

Leasing Arrangements.   Within the Louisville, Kentucky, metropolitan area, Republic leases space in buildings owned by Bernard M. Trager, Chairman of Republic Bancorp and Jean Trager, his wife, and partnerships in which they own controlling interests, including Jaytee, a shareholder of Republic Bancorp. Relatives of Bernard M. Trager, including Steven E. Trager and A. Scott Trager, directors and executive officers of Republic Bancorp, are also partners in Jaytee. See notes to the table under “Share Ownership”. The buildings include Republic Corporate Center, which serves as both the Bank’s main office and administrative headquarters in Louisville, Kentucky, and is owned and leased by TEECO Properties, which is owned by Bernard M. Trager.  Also included are the Hurstbourne Parkway, Bardstown Road and Springhurst banking centers, as well as the Clarksville, Indiana banking center, which are all owned and leased by Jaytee.  Under certain of these lease arrangements, Republic Bancorp has been responsible for the fit-up and certain completion costs for the leased facilities.  Altogether, these affiliates currently lease approximately 109,000 square feet and the Bank pays $153,083 per month in rent, with lease terms expiring between 2004 and 2009.  The aggregate amount paid under these leasing arrangements in 2003 was $1,874,408.

Each of the above transactions was approved by the Board of Directors and obtained on terms comparable to those that could have been obtained from an unaffiliated party.

Relationships with Directors.  There are no additional relationships with directors not described in this section or the previous section of this proxy titled “Compensation Committee Interlocks and Insider Participation”.

Indebtedness of Management.  There is no absolute prohibition on personal loans to directors or executive officers of insured depository institutions.  However, Federal banking laws require that all loans or extensions of credit by the Bank to its executive officers and directors be made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. These loans must be of a type generally made available to the public.  In addition, loans made to Bank directors must be approved in advance by a majority of the disinterested members of the Board of Directors.

During 2003, directors and executive officers of Republic and other persons or entities with which they are affiliated or with whom they are members of the same immediate family were customers of and had in the ordinary course of business banking transactions with Republic. All loans included in such transactions were generally available to the public, were made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, which loans do not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2003, directors and executive officers of Republic had loans outstanding of $17.6 million.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Republic Bancorp’s officers, directors and greater than 10% beneficial owners to file reports of ownership and changes in ownership with the SEC.  Officers and directors are required to furnish Republic Bancorp with copies of all Section 16(a) forms filed.  Based solely upon review of copies of such forms received, or written representations that there were no unreported holdings or transactions, Republic Bancorp believes that for the most recent fiscal year all Section 16(a) filing requirements applicable to its officers, directors and 10% beneficial owners were complied with on a timely basis.

SOLICITATION OF PROXIES

The cost of solicitation of proxies by the Board of Directors will be borne by Republic Bancorp.  Some of Republic Bancorp’s directors and officers who will receive no additional compensation may solicit proxies in person and by telephone, telegraph, telecopier, facsimile, and mail from brokerage houses and other institutions, nominees, fiduciaries and custodians, who will be requested to forward the proxy materials to beneficial owners of the Class A Common Stock and Class B Common Stock.  Republic Bancorp will, upon request, reimburse such intermediaries for their reasonable expenses in forwarding proxy materials but will not pay fees, commissions, or other compensation.

INDEPENDENT PUBLIC ACCOUNTANTS

At its meeting held on January 16, 2003, the Audit Committee selected Crowe Chizek and Company LLC to serve as Republic Bancorp’s independent public accountants and auditors for the fiscal year ending December 31, 2003.  Crowe Chizek and Company LLC has served as Republic’s independent public accountants and auditors since the 1996 fiscal year.  The Company’s independent public accountants lease space from a partnership of which the Chairman & CEO of Republic are partners.  The Company and Crowe Chizek and Company LLC have determined that such lease is an arm’s length transaction and complies with all applicable independence standards.  Crowe Chizek and Company LLC has an employee, who does not perform any services for Republic, which is the spouse of Republic’s EVP and CFO.  Republic and Crowe Chizek and Company LLC have determined that such relationship complies with all applicable independence standards for the independent public accountants to maintain their independence.

Representatives of Crowe Chizek and Company LLC are expected to be present at the annual meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

AUDIT FEE TABLE

Year	Audit Services	Audit Related Services	Tax Related Services	Other Services
2003	$134,550	$7,474	$66,700	$73,885
2002	$110,800	$5,250	$39,530	$82,341

The Audit Committee has approved all services provided by Crowe Chizek and Company LLC during 2003.  Additional details describing the services provided in the categories in the above table are as follows.

Audit Related Services

Fees for audit related services provided by Crowe Chizek and Company LLC, as disclosed in the above “Audit Fee" table, primarily include the review of various accounting standards and collateral opinion audit for the Company’s borrowings with the Federal Home Loan Bank.

Tax Related Services

Fees for tax services provided by Crowe Chizek and Company LLC, as disclosed in the above “Audit Fee” table, primarily include tax return preparation, state tax research and state tax planning strategies.

Other Services

Fees for all other services provided by Crowe Chizek and Company LLC, as disclosed in the above “Audit Fee” table, primarily include information systems security testing, benefit plan audit and profitability modeling.

The Audit Committee of the Board of Directors has considered whether the provision of the services covered under the captions “Audit Related Fees”, “Tax Fees” and “All Other Fees”, above, is compatible with maintaining the principal accountant’s independence.

SHAREHOLDERS’ COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders that want to communicate in writing with the Board of Directors, or specified directors individually, may send proposed communications to the Company’s Corporate Secretary, Michael A. Ringswald at 601 West Market Street, Louisville, Kentucky 40202.  The proposed communication will be reviewed by the Audit Committee and the General Counsel.  If the communication is appropriate and serves to advance or improve the Company or its performance, contains no objectional material or language, is not unreasonable in length, is directly applicable to the business of the Company, it is expected that the communication will receive favorable consideration for presentation to the Board of Directors or appropriate director(s).

OTHER MATTERS

The Board of Directors does not know of any matters to be presented to the annual meeting other than as specified above.  If, however, any other matters should come before the 2004 annual meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

SHAREHOLDER PROPOSALS

Shareholders who desire to present proposals at the 2005 annual meeting of shareholders must forward them in writing to the President of Republic Bancorp so that they are received no later than December 18, 2004, in order to be considered for inclusion in Republic Bancorp’s proxy statement for such meeting.  Shareholder proposals submitted after February 28, 2005, will be considered untimely, and the proxy solicited by Republic for next year’s annual meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

ANNUAL REPORT

Republic Bancorp’s 2003 Annual Report to Shareholders is enclosed with this proxy statement.  The 2003 Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

Any shareholder who wishes to obtain a copy, without charge, of Republic Bancorp’s Annual Report on Form 10-K for its fiscal year ended December 31, 2003, which includes financial statements and financial statement schedules, which is required to be filed with the Securities and Exchange Commission, may contact Michael A. Ringswald, the Corporate Secretary at 601 West Market Street, Louisville, Kentucky 40202, or at telephone number (502) 561-7112.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael A. Ringswald
Michael A. Ringswald, Secretary

Louisville, Kentucky
March 23, 2004

Please mark, date, sign, and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may still vote in person, since the proxy may be revoked at any time prior to its exercise by delivering to the Secretary of Republic Bancorp a written revocation of the proxy.

APPENDIX

REPUBLIC BANCORP, INC.

AUDIT COMMITTEE CHARTER

REPUBLIC BANCORP, INC. AUDIT COMMITTEE CHARTER

(Adopted by the Board of Directors at a meeting held on March 18, 2004)

Purpose of the Audit Committee

The Audit Committee is appointed by the (the “Board”) of Republic Bancorp Inc. (the company) to assist the Board in monitoring the integrity of the financial statements of the Company, the independent public accountant’s qualifications, independence and performance, the performance of the Company’s Internal Audit function and the compliance by the Company with legal and regulatory requirements.

Composition of the Audit Committee

The Audit Committee shall be comprised of no fewer than three members of the Board.  The members of the Audit Committee shall meet the independence and experience requirement of the NASDAQ, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”).  Upon determination by the Board that any member of the Board who meets the independence and experience requirements described in the preceding sentence fully qualifies as an “audit committee financial expert” as defined by the Commission, at least one such member will be appointed to the Audit Committee.  Audit Committee members shall not serve on the audit committees of more than two other public companies.  The members of the Audit Committee shall be appointed by the Board and may be replaced or removed with or without cause by the Board.  Resignation or removal from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable from the Audit Committee.  Any vacancy on the Audit Committee, occurring for whatever reason may be filled only by the Board.

Compensation

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company.  A member of the Audit Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

Meetings of the Audit Committee

The Audit Committee shall meet four times annually, or more frequently if circumstances dictate, to carry out its responsibilities under this charter, including without limitation to discuss with management the annual audited financial statements and quarterly financial results and the required certifications of the CEO and CFO.  At least annually, the Audit Committee should meet separately with the internal auditor and the independent external auditor, without any members of management being present, to discuss any matters that the Audit Committee or any of these persons or firms believes should be discussed privately.

The Audit Committee may request any officer or employee of the Corporation, or the Corporation’s independent counsel, or independent external auditors to attend a meeting of the Audit Committee or to meet with any members of or consultants to the Audit Committee.

A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting.  In lieu of a meeting, the Audit Committee may act by unanimous written consent.

Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Responsibilities of the Audit Committee

The Audit Committee shall prepare the report required by the rules of the Commission to be included in the Company’s annual proxy statement.

The Audit Committee shall have the sole authority to appoint, retain, terminate or replace the independent public accountant (subject, if applicable, to shareholder ratification).  The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent public accountant (including resolution of disagreements between management and the independent public accountant regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.  The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.  The Audit Committee shall instruct the independent public accountant that the independent public accountant shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent public accountant, subject to the de minimus exceptions for non-audit services described in Section 10A(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.  The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.  The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.  The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent public accountant for the purpose of rendering or issuing an audit report and to any advisors engaged by the Audit Committee and for any ordinary administrative expenses.

The Audit Committee shall make regular reports to the Board.  The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.  The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions (other than transactions governed by Regulation O of the Board of Governors of the Federal Reserve System, which have received the approval of the Board of Directors of one of the Company’s bank subsidiaries).

Financial Statement and Disclosure Matters

The Audit Committee shall:

Review and discuss with management and the independent public accountant the annual audited financial statements, including disclosures made in management’s discussion and analysis.

Review and discuss with management and the independent public accountant the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent public accountant’s review of the quarterly financial statements, disclosures made in management’s discussion and analysis, and such issues as may be brought to the Audit Committee’s attention by the independent public accountant pursuant to Statement on Auditing Standards No. 100.

Discuss with management and the independent public accountant any significant financial reporting issues that have arisen and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal control over financial reporting and any special steps adopted in light of material control deficiencies.

Review and discuss quarterly reports required to be delivered by the independent public accountants pursuant to Section 10A(k) of the Exchange Act on:

•                  All critical accounting policies and practices

•                  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountant.

•                  Other material written communications between the independent public accountant and management, such as any management letter or schedule of unadjusted differences.

Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information as permissible, as well as financial information and earnings guidance provided to analysts and rating agencies.  Such discussion may be done generally (to consist of discussing the types of information to be disclosed and the types of presentation to be made).

Discuss with management and the independent public accountant the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

Discuss with management, the internal auditor and the independent public accountant the major financial risks and exposures and the steps management has taken to monitor, minimize or control such risks or exposures, including the Company’s risk assessment and risk management policies.

Discuss with the independent public accountant the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, restriction on the scope of activities or access to requested information, and any significant disagreements with management.

Review and discuss with the independent public accountant (outside of the presence of management) how the independent public accountant plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the Commission’s rules and forms and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.  In the event of financial information restatement due to material noncompliance as a result of misconduct, the Audit Committee will establish procedures that address forfeiture of bonuses and profits for the CEO/CFO.

Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent public accountant of the matters required to be discussed by SAS 61, and (3) with the independent public accountant concerning the independent public accountant’s independence, make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

Oversight of the Company’s Relationship with the Independent Public Accountant

The Audit Committee shall request that the independent public accountant provide the Audit

Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent public accountant submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent public accountant and the Company, discuss with the independent public accountant any disclosed relationships or services that may impact the objectivity and independence of the independent public accountant, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent public accountant’s report to satisfy itself of the independent public accountant’s independence.

The Audit Committee shall evaluate the independent public accountants’ qualifications, performance and independence, and shall present its conclusions with respect to the independent public accountants to the full Board.  As part of such evaluation, at least annually, the Audit Committee shall:

•                  Obtain and review a report from the independent public accountant regarding (a) the independent public accountant’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent public accountant and the Company.

•                  Evaluate the qualifications, performance and independence of the independent public accountant and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent public accountant’s audit staff), including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors.

The Audit Committee shall ensure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

The Audit Committee may recommend to the Board policies for the Company’s hiring of employees or former employees of the independent public accountant who participated in any capacity in the audit of the Company.

The Audit Committee may meet with the independent public accountant prior to the audit to discuss the scope and staffing of the annual audit plan.

The Audit Committee shall:

Oversight of the Company’s Internal Audit Function

•                  Ensure that the internal audit department functionally reports directly to the Audit

Committee.

•                  Review the appointment and replacement of the chief audit executive.

•                  Review the significant reports to management prepared by the internal auditing department and management’s responses.

•                  Discuss with the independent public accountant and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Oversight of the Company’s SEC Compliance Function

•                  Obtain from the independent public accountant assurance that Section 10A(b) of the Exchange Act has not been implicated.

•                  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•                  Discuss with management and the independent public accountant any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

•                  Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

•                  Perform any other activities consistent with this charter, the Corporation’s Bylaws and governing laws and regulations as the Audit Committee or the Board deems necessary or appropriate.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibilities of management and the independent public accountant.   In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.